UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2006 (May 1, 2006)
SUNOCO LOGISTICS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31219 (Commission file number)	23-3096839 (IRS employer identification no.)

Mellon Bank Center, 1735 Market Street, Philadelphia, PA (Address of principal executive offices)	19103-7583 (Zip Code)
866-248-4344
Registrant’s telephone number, including area code
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On May 1, 2006, Sunoco Logistics Partners L.P. (the “Partnership”) announced that it plans to offer publicly 2.4 million common units, representing limited partnership interests, concurrently with the issuance by the Partnership’s Sunoco Logistics Partners Operations L.P. subsidiary of $175 million of its ten-year senior notes. These offerings will be made pursuant to an effective shelf registration statement on Form S-3 previously filed with the Securities and Exchange Commission. The press release announcing these concurrent equity and debt offerings is attached as Exhibit 99.1 to this report, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibit 99.1 Press Release dated May 1, 2006.
Forward-Looking Statement
Statements contained in this report, or the exhibits thereto, that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect such results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.
By:	Sunoco Partners LLC, its General Partner (Registrant)

/s/ Jennifer L. Andrews
Jennifer L. Andrews
Comptroller (Principal Accounting Officer)

Date May 2, 2006
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EXHIBIT INDEX

Exhibit
Number	Exhibit
Exhibit 99.1	Press Release dated May 1, 2006
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